SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

            Date of Report (Date of earliest event reported):  May 7, 1996



                      Vanderbilt Mortgage & Finance, Inc.
            (Exact name of registrant as specified in its charter)


                                   Tennessee
         (State or other jurisdiction of incorporation or organization)


            33-88238                                      62-0997810
(Commission File Number)                  (IRS Employer Identification No.)


                         Vanderbilt Mortgage & Finance, Inc.
                             4726 Airport Highway
                             Louisville, TN  37777
             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  423-970-7200


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 5.     OTHER EVENTS

            On May 7, 1996, Chemical Bank, as Trustee, made the monthly distribution to the holders of the Vanderbilt Mortgage & Finance, Inc. Manufactured Housing Contract Senior/Subordinated Pass Through Certificates, Series 1996A.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits.

                  The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

      EXHIBIT NO.       DESCRIPTION                        PAGE

      28                Monthly Report delivered by         3
                        the Trustee to Certificateholders
                        in connection with distribution
                        on May 7, 1996.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VANDERBILT MORTGAGE & FINANCE, INC.
                                    as Servicer

                              By:/S/ David R. Jordan
                              Name: David R. Jordan
                              Title:      Controller



Dated:  May 7, 1996